Exhibit 10.8

Loan Agreement

This Loan Agreement (the “Agreement”) is made as of the 12 day of August 2015 (the "Effective Date") by and among Kitov Pharmaceuticals Holdings Ltd., of 1 Azrieli Center 132 Menahem Begin Road Tel Aviv (the “Company”) and certain Lenders, as shall be specified in Exhibit A (the "Lenders") (each of the Company and the Lenders, a “Party”, and together, the "Parties").

WHEREAS, the Lenders are willing to advance a loan to the Company; and WHEREAS, the Parties wish to set forth the terms and conditions according to which such loan to the Company will be facilitated;

NOW, THEREFORE, in consideration for the promises, representations, covenants and undertakings set forth herein, the parties hereto hereby agree as follows:

1.	Loan.

1.1.	Each of the Lenders hereby undertakes to advance to the Company a loan in the amount set forth with respect to such Lender in Exhibit A and in an aggregate amount from all Lenders of up to US 500,000 (the "Principal Amount"), which shall be wired within 5 business days of the execution of this Agreement by such Lender (the "Loan Effective Date") to the Company’s bank account at Bank Leumi, branch 968, account no. 56830059 (the "Bank Account").

1.2.	At any time until the earliest of (i) the completion of an initial public offering of its securities (which may be comprised of American Depositary Shares, amongst others) in the U.S. (the "US Offering"); or (ii) the completion of a uniform public offering on the Tel Aviv Stock Exchange ("TASE") of the Company's securities (for removal of doubt, a uniform public offering does not include rights offering) (an "Israeli Offering"); or (iii) December 31, 2015, the Company shall have the option (the "the Additional Financing Option"), by three (3) days prior written notice, to request that the Lenders advance an additional principal amount equal, with respect to each Lender, to the Principal Amount advanced by such Lender to the Company according to the provisions of section 1.1 above (the "Additional Principal Amount"). In the event that the Company so elects to exercise its option and request the Additional Principal Amount, such Additional Principal Amount shall have the same terms and conditions as set forth in this Agreement in connection with the Principal Amount, including without limitation regarding the Allocation Fee, repayment and conversion and anywhere in this Agreement the term "Principal Amount" shall refer to the Principal Amount together with the Additional Principal Amount. It is hereby clarified that the Lenders shall not be entitled to any additional Warrants other than as set forth in Section 4 below in connection with the Additional Principal Amount.

1.3.	The Principal Amount shall bear no interest and shall not be linked to any Index, however, upon the repayment of the loan to each Lender the Company shall pay such Lender an Allocation Fee (as defined below), which together with the Principal Amount advanced by such Lender shall be hereinafter defined with respect to such Lender as the "Loan Amount".

2.	Allocation Fee. Unless otherwise set forth in this Agreement, the Company shall pay the Lenders an Allocation Fee which shall be calculated as follows (together the "Allocation Fee"):

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2.1.	In the event that the Company completes a US Offering, the Allocation Fee paid to each Lender shall equal 33% of the Principal Amount advanced by each Lender (the “US IPO Allocation Fee”).

2.2.	In the event the Company does not complete a US Offering and completes an Israeli Offering, the Allocation Fee paid to each Lender shall equal 50% of the Principal Amount advanced by each Lender (the “Alternative Allocation Fee”).

3.	Repayment and Conversion.

3.1.	The Company shall repay the loan, unless it has been converted or repaid by such date, within five (5) business days of the date of the earliest of: (i) the completion of the US Offering; or (ii) the completion of the Israeli Offering; or (iii) December 31, 2015, as follows:

3.1.1.	In the event that the US Offering took place and a Lender placed an order to participate in the U.S. Offering, in accordance with its terms (the "US Order"), in an amount equal to or higher than the Loan Amount, and the Loan Amount has not yet been repaid to such Lender, the Loan Amount of such Lender shall be repaid by the Company to such Lender;

3.1.2.	In the event that the Israeli Offering took place and a Lender placed an order as part of an Israeli Offering (the "Israeli Order") to participate in the Israeli Offering, in accordance with its terms, in an amount equal to or higher than the Loan Amount, and the Loan Amount has not yet been repaid to such Lender the Loan Amount shall be repaid by the Company to such Lender;

3.1.3.	In the event that either the US Offering or the Israeli Offering took place and a Lender: (i) did not place either a US Order or an Israeli Order; or (ii) placed a US Order or an Israeli Order to participate in an amount lower than the Loan Amount, in accordance with the terms of each offering:

3.1.3.1.	with regard to the US Order or Israeli Order amount (if any), the Company shall repay the Lender such amount within five (5) business days;

3.1.3.2.	with regard to the Loan Amount less the US Order or Israeli Order amount (if any), less the applicable US IPO Allocation Fee or the Alternative Allocation Fee, the Company may at its sole discretion either (a) repay such amount or (b) within forty five (45) days, convert such amount, into the Company's ordinary shares, with no nominal value (the "Conversion Shares") at a conversion price to be determined as follows:

3.1.3.2.1.	For a US Offering the Conversion price shall equal the closing price of the US Offering.

3.1.3.2.2.	For the Israeli Offering: (i) in the event that the amount raised by the Company within the framework of a Prospectus from third parties other than the Lenders, is equal to or greater than USD 1,000,000 (at the USD/NIS exchange rate as known on the consummation date of the Israeli Offering), the conversion price shall equal the closing price of the Company shares offered in the Israeli Offering; (ii) in the event that the amount raised by the Company within the framework of a Prospectus from third parties other than the Lenders is less than USD 1,000,000, the conversion price shall equal to 60% of the weighted average of Company shares on the TASE during the 10 day period preceding the closing date of the Israeli Offering.

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3.1.3.3.	In the event the Company does not complete the US Offering or the Israeli Offering by December 31, 2015, the Company shall repay each of the Lenders 125% of the Principal Amount as full repayment of the loan.

3.1.4.	Each Lender acknowledges that the Conversion Shares as provided in Section 3.1.3.2 above shall be subject to restrictions on resale pursuant to applicable US law and regulations and the provisions of Section 15 of the Securities Law, 5728 – 1968, and the regulations and instructions enacted under it, if and as applicable.

3.1.5.	Each Lender acknowledges that the Conversion Shares as provided in Section 3.1.3.2.2 above shall be subject to restrictions on resale pursuant to the provisions of Section 15 of the Securities Law, 5728 – 1968, and the regulations and instructions enacted under it.

3.1.6.	The issuance of the Conversion shares shall be subject to the approval of the relevant Company organs and, if applicable, the approval of the TASE for the listing for trade of the Conversion Shares.

3.2.	The Lender undertakes to transfer to the Company any evidence required by the Company in order to establish that the Lender placed either a U.S. Order or an Israeli Order to participate in either the US Offering or the Israeli Offering, as applicable, including without limitation bank printouts or a stock exchange member printout.

3.3.	It is hereby clarified that the Company and/or anyone on the Company's behalf including without limitation the Company's underwriters does not undertake any obligation in connection with the participation of any of the Lenders in the US Offering and each of the Lenders shall have no claim against the Company and/or anyone on its behalf in connection with its participation or the lack thereof in the US Offering.

4.	Warrants

4.1.	In consideration for the Principal Amount by each Lender, the Company shall issue each Lender, within 45 business days of the Loan Effective Date, warrants to purchase ordinary shares of the Company with no nominal value in an amount as set forth next to each Lender's name in Exhibit A up to an aggregate amount of 1,000,000 ordinary shares to all Lenders (the “Initial Warrant”), so that for each US1 lent by each Lender the Company shall issue such Lender 2 Initial Warrants. The Initial Warrant shall be fully vested at the date of grant and exercisable by each Lender at any time until its expiration on August 31, 2016, all according to the Warrant Certificate attached as Schedule 4.1 hereto which shall include customary adjustments. The exercise price of each Initial Warrant shall equal NIS 1.8.

4.2.	In consideration for the Additional Financing Option, the Company shall issue the Lender, within 45 business days of the Loan Effective Date, additional warrants to purchase up to an additional 1,000,000 ordinary shares of the Company with no nominal value (the “the Additional Financing Warrants”) as set forth next to each Lenders name in Exhibit A. The Additional Financing Warrants shall have the same terms and conditions as the Initial Warrant all according to the Warrant Certificate attached as Schedule 4.2 hereto which shall include customary adjustments.

4.3.	The issuance of the Initial Warrants and the Additional Financing Warrants shall be subject to the approvals of the Company's relevant organs and the approval of the TASE for the listing for trade of the Company's shares upon and subject to the exercise of the Warrants.

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4.4.	Each Lender acknowledges that the Initial Warrants, the Additional Financing Warrants and the shares as a result of the exercise thereof shall be subject to restrictions on resale pursuant to the provisions of Section 15 of the Securities Law, 5728 – 1968, and the regulations and instructions enacted under it.

5.	Miscellaneous

5.1.	Each of the Lenders hereby undertake to execute any document as shall be required by the Company in connection with the issuance of the Conversion Shares or the Warrants or the Additional Warrants and by executing this Agreement hereby undertakes and declares that there are no agreements, weather written or oral, between each of the Lenders and any of the Company's shareholders or between the Lenders amongst themselves or with others, regarding the sale or purchase of the Company's securities or the Company's voting rights.

5.2.	The Company hereby undertakes that until the full repayment of the Principal Amount together with the applicable Allocation Fee if any, the Company shall not receive any loans other than: (i) the Additional Principal Amount as set forth in this Agreement; or (ii) loans advanced by related parties; or (iii) loans which shall be used according to the terms thereof for the repayment of the Principal Amount together with the applicable Allocation Fee if any or any part thereof. This undertaking may be waived in whole or in part by the Lenders who advanced at least 50% of the Principal Amount (the "Majority Lenders").

5.3.	The Company hereby undertakes that until the full repayment of the Principal Amount actually advanced to the Company, the Company's shareholder's equity as reflected in the Company's last published financial statements (the "Financial Statements") shall not be less than minus US 500,000 (-500,000 US). In the event that the Company's shareholders' equity as reflected in the Financial Statements shall be lower than the said amount at any time, each Lender can notify the Company by written notice of its wish for immediate repayment of its portion of the then unpaid outstanding Principal Amount and such repayment shall be the Lenders' sole remedy with respect thereto.

5.4.	Each of the Lenders declares and confirms that he was given the opportunity to ask questions and receive answers with respect to the Company, its status and its business.

5.5.	Each Lender represents and warrants that such Lender is not a “U.S. Person,” as defined in Rule 902 under the Securities Act of 1933, as amended, and, at the time of each of the origination of contact concerning the transactions contemplated by this Agreement and the execution and delivery of this Agreement, such Lender was outside of the United States.

5.6.	This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. The competent courts in Tel-Aviv-Jaffa, Israel shall have sole and absolute jurisdiction over all matters pertaining to this Agreement.

5.7.	None of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred by either party without the prior consent in writing of the other party.

5.8.	This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. The preamble hereto constitutes an integral part hereof. Any term of this Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Company and the Majority Lenders.

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5.9.	Any notice sent to the Company or the Majority Lenders with respect to this Agreement shall be effective: (i) if mailed, seven (7) business days after mailing; (ii) if sent by messenger, upon delivery; and (iii) if sent via facsimile or e-mail, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt.

5.10.	No delay or omission to exercise any right, power, or remedy accruing to any Party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any of the Parties, shall be cumulative and not alternative.

5.11.	If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

5.12.	This Agreement may be executed in any number of counterparts, which may be faxed counterparts, each of which shall be deemed an original and enforceable against the Parties executing such counterpart, and all of which when taken together shall constitute one and same instrument.

IN WITNESS WHEREOF the Parties have signed this Convertible Loan Agreement as of the date first hereinabove set forth.

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Kitov Pharmaceuticals Holdings Ltd.

By: /s/ Simcha Rock

Title: CFO

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Exhibit A

[LENDER SIGNATURE PAGES TO KITOV LOAN AGREEMENT]

Name of Lender: ______________________

Principal Amount: USD_________________

Initial Warrants: _______________________

Additional Warrants: ________________________

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Signature of Authorized Signatory of Lender: __________________________________

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ______________________________________________

Email Address of Authorized Signatory: ______________________________________

Facsimile Number of Authorized Signatory: ___________________________________

Address for Notice to Lender: ___________________________________

Date: _______________ 2015

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